Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report of CYBIS (a division of Control Data Systems, Inc.) dated August 23, 1996, in UOL Publishing, Inc.'s Registration Statement (Amendment No. 2 on Form S-1 No. 333-12135) and related Prospectus of UOL Publishing, Inc. for the registration of 1,430,000 shares of its common stock.

Vienna, Virginia
November 7, 1996                                           /s/ Ernst & Young LLP

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports of UOL Publishing, Inc. (formerly University Online, Inc.) dated July 10, 1996 (except Note 14, as to which the date is , 1996), in the Registration Statement (Amendment No. 2 on Form S-1 No. 333-12135) and related Prospectus of UOL Publishing, Inc. for the registration of 1,430,000 shares of its common stock.

Vienna, Virginia                                               Ernst & Young LLP
July 10, 1996, except Note 14, as to which the date is
             , 1996
--------------------------------------------------------------------------------
The foregoing consent is in the form that will be signed upon the completion of the restatement of the capital accounts for the reverse stock split as described in Note 14 to the financial statements.

Vienna, Virginia
November 7, 1996
                                                           /s/ Ernst & Young LLP

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report of Cognitive Training Associates, Inc. dated July 17, 1996 (except Note 9, as to which the date is August 1, 1996), in the UOL Publishing, Inc. Registration Statement (Amendment No. 2 on Form S-1 No. 333-12135) and related Prospectus of UOL Publishing, Inc. (formerly University Online, Inc.) for the registration of 1,430,000 shares of its common stock.

Vienna, Virginia                                               Ernst & Young LLP
July 17, 1996, except Note 9, as to which the date is
August 1, 1996
--------------------------------------------------------------------------------
The foregoing consent is in the form that will be signed upon the completion of the restatement of the capital accounts in Note 9 for the reverse stock split as described in Note 14 to UOL Publishing, Inc.'s financial statements.

Vienna, Virginia
November 7, 1996
                                                           /s/ Ernst & Young LLP